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                                                                    EXHIBIT 10.3

                                ENTERWORKS, INC.

                        INCENTIVE STOCK OPTION AGREEMENT

                     (Key Employee Incentive Stock Options)

       1.     Grant of Option. Enterworks, Inc., a Delaware corporation (the
"Company"), hereby grants to         (the "Optionee") an option, pursuant to the
Company's 1996 Stock Option Plan, as amended (the "Plan"), to purchase an
aggregate of       shares   of Common Stock ("Common Stock") of the Company at a
price of $ ( ) per share, purchasable as set forth in and subject to the terms and conditions of this option and the Plan. Except where the context otherwise requires, the term "Company" shall include the parents and all present and future subsidiaries of the Company as defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended or replaced from time to time (the "Code").

       2. Incentive Stock Option. This option is intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

       3.     Exercise of Option and Provisions for Termination.

              (a) Vesting Schedule. This option shall vest over a four (4) year period at the rate of 6.25% per calendar quarter (i.e, January-March, April-June, July-September, October-December). Vesting shall commence on the first day of the first quarter (i.e., January 1, April 1, July 1 or October 1) immediately following the date of grant and shall continue on the first day of each subsequent quarter until fully vested. [For example, Edward Employee ("EE") is granted 1,000 options with a grant date of February 3, 2000. EE will become 6.25% vested on April 1, 2000, 12.5% vested on July 1, 2000, 18.75% vested on October 1, 2000 and 25% vested on January 1, 2001. EE will continue vesting at the rate of 6.25% on the first day of each subsequent quarter until he is fully vested at the end of four (4) years.] Except as otherwise provided in this Agreement, this option may be exercised at any time prior to the tenth anniversary of the date of grant (hereinafter the "Expiration Date").

       To the extent not otherwise exercisable, this option may be exercisable, prior to the Expiration Date in its entirety, at a "Change of Control of the Company" at a time when the market value of the Common Stock of the Company is not less than $2.00 per share.

       For purposes of this Agreement, a "Change in Control of the Company" shall occur or be deemed to have occurred only if one or more of the following events occurs: (i) any "person", as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company), becomes after the date hereof the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities; (ii) the stockholders of the Company approve a merger or consolidation of the Company with any other Person, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting


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securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinabove defined) acquires after the date hereof more than 30% of the combined voting power of the Company's then outstanding securities; or (iii) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

       The number of shares subject to this option and the market value of the Company's Common Stock are subject in each case to appropriate adjustment for stock splits, stock dividends, combinations and other similar recapitalizations subsequent to the date hereof affecting such shares.

       This option may not be exercised at any time on or after the Expiration Date, except as otherwise provided in Section 3(e) below.

              (b) Exercise Procedure. Subject to the conditions set forth in this Agreement, this option shall be exercised by the Optionee's delivery of written notice of exercise to the Treasurer of the Company, specifying the number of shares to be purchased and the purchase price to be paid therefor and accompanied by payment in full in accordance with Section 4. Such exercise shall be effective upon receipt by the Treasurer of the Company of such written notice together with the required payment. The Optionee may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share or for fewer than ten whole shares.

              (c) Continuous Relationship with the Company Required. Except as otherwise provided in this Section 3, this option may not be exercised unless the Optionee, at the time he or she exercises this option, is, and has been at all times since the date of grant of this option, an employee of the Company (an "Eligible Optionee"). For all purposes of this option, (i) "employment" shall be defined in accordance with the provisions of Section 1.421-7(h) of the Income Tax Regulations or any successor regulations, and (ii) if this option shall be assumed or a new option substituted therefor in a transaction to which Section 424(a) of the Code applies, employment by such assuming or substituting corporation (hereinafter called the "Successor Corporation") shall be considered for all purposes of this option to be employment by the Company.

              (d) Termination of Relationship with the Company. If the Optionee ceases to be an Eligible Optionee for any reason (the "Date of Termination"), then, except as provided in paragraphs (e), (f) and (g) below, the right to exercise this option shall terminate six (6) months after such cessation (but in no event continue after the Expiration Date), provided, however, that this option shall be exercisable to the extent that the Optionee would have been entitled to exercise this option under Section 3(a)(B) ("Change in Control of the Company" or registration of shares) if Optionee were an Eligible Optionee on the date six months after the Date of Termination, and this option shall be exercisable for a period of not less than six months after the event described in Section 3(a)(B) (but not after the Expiration Date). If exercised subsequent to the date three months after termination of employment, this option shall be a non-qualified stock option for purposes of Section 422 of the Code. Notwithstanding the foregoing, if the Optionee,


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prior to the Expiration Date, materially violates the non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Optionee and the Company, the right to exercise this option shall terminate immediately upon written notice to the Optionee from the Company describing in reasonable detail such violation.

              (e) Exercise Period Upon Death or Disability. If the Optionee dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Expiration Date while he or she is an Eligible Optionee, or if the Optionee dies within three months after the Optionee ceases to be an Eligible Optionee (other than as the result of a termination of such relationship by the Company for "cause" as specified in paragraph (h) below), this option shall be exercisable, as to all shares subject to this option (whether or not exercisable theretofore), and any such exercise shall take place within the period of six
(6) months following the date of death of the Optionee (whether or not such exercise occurs before the Expiration Date), and in the event of the Optionee's disability, within the period of six (6) months following the date of termination caused by the disability (but in no event after the Expiration
Date), by the Optionee or by the person to whom this option is transferred by will or the laws of descent and distribution. Except as otherwise indicated by the context, the term "Optionee", as used in this option, shall be deemed to include the estate of the Optionee or any person who acquires the right to exercise this option by bequest or inheritance or otherwise by reason of the death of the Optionee.

              (f) Resignation. If the Optionee, prior to the Expiration Date, voluntarily or involuntarily resigns from the Company, the right to exercise this option shall terminate immediately upon such cessation of employment.

              (g) Discharge for Cause. If the Optionee, prior to the Expiration Date, is discharged by the Company for "cause" (as defined below), the right to exercise this option shall terminate immediately upon such cessation of employment. "Cause" shall mean willful misconduct in connection with the Optionee's employment or willful failure to perform his or her employment responsibilities in the best interests of the Company (including, without limitation, breach by the Optionee of any provision of any employment, nondisclosure, non-competition or other similar agreement between the Optionee and the Company), as determined by the Company, which determination shall be conclusive; unless Cause is defined in an agreement between the Company and the Optionee in effect at time of a purported discharge, in which case "Cause" shall have the same meaning for the purpose of this option as is ascribed to it in the agreement between the Company and the Optionee.

              (h) Early Expiration if Company Common Stock is Publicly-Held. This option shall terminate (i) on the date of the first meeting of shareholders at which directors are elected that occurs after the close of the third calendar year following the calendar year in which the initial public offering of the Company's Common Stock occurs or (ii) if the Company's Common Stock (or equity shares issued with respect to such Common Stock) become publicly held without such initial public offer, on the last day of the first calendar year following the calendar year in which the Common Stock of the Company becomes publicly held within the meaning of Section 162(m) of the Code; provided however that this paragraph shall not cause the option to be exercisable subsequent to the Expiration Date.

       4.     Payment of Purchase Price.



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              (a)    Method of Payment. Payment of the purchase price for shares purchased upon exercise of this option shall be made (i) by delivery to the Company of cash or a check to the order of the Company in an amount equal to the purchase price of such shares, (ii) by delivery to the Company of shares of Common Stock of the Company then owned by the Optionee having a fair market value equal in amount to the purchase price of such shares, (iii) by surrender of the right to exercise this option with respect to a portion of the Shares,
(iv) by delivery to the Company of the Optionee's promissory note in full or partial payment for such shares, which note (A) shall be secured by the number of shares the payment for which is represented by such note, (B) shall have a maturity on the second anniversary of the delivery of the note, with provision for prepayment to the extent of 50% of the proceeds received by the Optionee on disposition of such shares (such amount to be applied first to interest accrued pursuant to clause (C) and then to principal), (C) shall bear interest at the highest rate then payable by the Company on its line of credit to its senior lender(s) (and in the absence of a line of credit at the base rate then in effect at NationsBank or its successor plus 2% per annum, in each case as in effect from time to time during the time such note is outstanding), such interest to accrue and to be payable at maturity or at the time of any prepayment, (v) by any other means which the Board of Directors determines are consistent with the purpose of the Plan and with applicable laws and regulations (including, without limitation, the provisions of Rule 16b-3 under the Securities Exchange Act of 1934 if applicable to the Optionee and Regulation T promulgated by the Federal Reserve Board), or (vi) by any combination of such methods of payment, provided, however, that payment may be made utilizing Optionee's promissory note only if and to the extent that, at the time of exercise, public resale of the Shares is restricted by securities laws or regulations or by tax laws or regulations relating to the holding period of the Shares, and such note shall be payable not later than thirty (30) days after such restrictions lapse.

              (b) Valuation of Shares or Other Non-Cash Consideration Tendered in Payment of Purchase Price. For the purposes hereof, the fair market value of any share of the Company's Common Stock or other non-cash consideration which may be delivered to the Company in exercise of this option shall be determined in good faith by the Board of Directors of the Company.

              (c) Delivery of Shares Tendered in Payment of Purchase Price. If the Optionee exercises this option by delivery of shares of Common Stock of the Company, the certificate or certificates representing the shares of Common Stock of the Company to be delivered shall be duly executed in blank by the Optionee or shall be accompanied by a stock power duly executed in blank suitable for purposes of transferring such shares to the Company. Fractional shares of Common Stock of the Company will not be accepted in payment of the purchase price of shares acquired upon exercise of this option.

              (d) Restrictions on Use of Option Stock. Notwithstanding the foregoing, no shares of Common Stock of the Company may be tendered in payment of the purchase price of shares purchased upon exercise of this option if the shares to be so tendered were acquired within twelve (12) months before the date of such tender, through the exercise of an option granted under the Plan or any other stock option or restricted stock plan of the Company.

       5.     Delivery of Shares; Compliance With Securities Laws, Etc.



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              (a)    General. The Company shall, upon payment of the option
price for the number of shares purchased and paid for, make prompt delivery of such shares to the Optionee, provided that if any law or regulation requires the Company to take any action with respect to such shares before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to complete such action.

              (b) Listing, Qualification, Etc. This option shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject hereto upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with, the issuance or purchase of shares hereunder, this option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, disclosure or satisfaction of such other condition shall have been effected or obtained on terms acceptable to such Company counsel. Nothing herein shall be deemed to require the Company to apply for, effect or obtain such listing, registration, qualification or disclosure, or to satisfy such other condition.

       6. Nontransferability of Option. This option is personal and no rights granted hereunder may be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) nor shall any such rights be subject to execution, attachment or similar process, except that this option may be transferred (i) by will or the laws of descent and distribution or (ii) pursuant to a qualified domestic relations order as defined in Section 414(p) of the Code or (iii) in such other way(s) as shall comply with the requirements of both Rule 16b-3 under the Securities Exchange Act and Section 422 of the Code as in effect at the time of such transfer. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this option or of such rights contrary to the provisions hereof, or upon the levy of any attachment or similar process upon this option or such rights, this option and such rights shall, at the election of the Company, become null and void.

       7. No Special Employment or Similar Rights. Nothing contained in the Plan or this option shall be construed or deemed by any person under any circumstances to bind the Company to continue the employment or other relationship of the Optionee with the Company for the period within which this option may be exercised.

       8. Rights as a Shareholder. The Optionee shall have no rights as a shareholder with respect to any shares which may be purchased by exercise of this option (including, without limitation, any rights to receive dividends or non-cash distributions with respect to such shares) unless and until a certificate representing such shares is duly issued and delivered to the Optionee. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

       9.     Adjustment Provisions.

              (a) General. If, through or as a result of any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, (i) the outstanding shares of Common Stock are increased or decreased or are exchanged for a different number or



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kind of shares or other securities of the Company, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, the Optionee shall, with respect to this option or any unexercised portion hereof, be entitled to the rights and benefits, and be subject to the limitations, set forth in Section 15(a) of the Plan.

              (b) Board Authority to Make Adjustments. Any adjustments under this Section 9 will be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued pursuant to this option on account of any such adjustments.

       10. Mergers, Consolidation, Distributions, Liquidations Etc. In the event of a merger or consolidation or sale of all or substantially all of the assets of the Company in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity, or in the event of a liquidation of the Company, prior to the Expiration Date or termination of this option, the Optionee shall, with respect to this option or any unexercised portion hereof, be entitled to the rights and benefits, and be subject to the limitations, set forth in Section 16(a) of the Plan, except as otherwise provided in this option.

       11. Withholding Taxes. The Company's obligation to deliver shares upon the exercise of this option shall be subject to the Optionee's satisfaction of all applicable federal, state and local income and employment tax withholding requirements.

       12. Limitations on Disposition of Incentive Stock Option Shares. It is understood and intended that this option shall qualify as an "incentive stock option" as defined in Section 422 of the Code. Accordingly, the Optionee understands that in order to obtain the benefits of an incentive stock option under Section 421 of the Code, no sale or other disposition may be made of any shares acquired upon exercise of the option within one year after the day of the transfer of such shares to him, nor within two years after the grant of the option. If the Optionee intends to dispose, or does dispose (whether by sale, exchange, gift, transfer or otherwise), of any such shares within said periods, he or she will notify the Company in writing within ten days after such disposition.

       13.    Investment Representations; Legends.

              (a) Representations. The Optionee represents, warrants and covenants that:

                     (i) Any shares purchased upon exercise of this option shall be acquired for the Optionee's account for investment only, and not with a view to, or for sale in connection with, any distribution of the shares in violation of the Securities Act of 1933 (the "Securities Act"), or any rule or regulation under the Securities Act.

                     (ii) The Optionee has had such opportunity as he or she has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Optionee to evaluate the merits and risks of his or her investment in the Company.

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                     (iii) The Optionee is able to bear the economic risk of
                     holding such shares acquired pursuant to the exercise of this option for an indefinite period.

                     (iv) The Optionee understands that (A) the shares acquired pursuant to the exercise of this option will not be registered under the Securities Act and are "restricted securities" within the meaning of Rule 144 under the Securities Act; (B) such shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (C) in any event, an exemption from registration under Rule 144 or otherwise under the Securities Act not be available for at least two years and even then will not be available unless a public market then exists for the Common Stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and (D) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company and the Company has no obligation or current intention to register any shares acquired pursuant to the exercise of this option under the Securities Act.

                     (v) The Optionee agrees that, if the Company offers any of its Common Stock for sale pursuant to a registration statement under the Securities Act, the Optionee will not, without the prior written consent of the Company, offer, sell, contract to sell or otherwise dispose of, directly or indirectly (a "Disposition"), any shares purchased upon exercise of this option for a period of 90 days after the effective date of such registration statement.

By making payment upon exercise of this option, the Optionee shall be deemed to have reaffirmed, as of the date of such payment, the representations made in this Section 13.

              (b) Legends on Stock Certificate. All stock certificates representing shares of Common Stock issued to the Optionee upon exercise of this option shall have affixed thereto legends substantially in the following forms, in addition to any other legends required by applicable state law:

              "The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 and may not be transferred, sold or otherwise disposed of in the absence of an effective registration statement with respect to the shares evidenced by this certificate, filed and made effective under the Securities Act of 1933, or an opinion of counsel satisfactory to the Company to the effect that registration under such Act is not required."

              "The shares of stock represented by this certificate are subject to certain restrictions on transfer and option to purchase contained in an Option Agreement, a copy of which will be furnished upon request by the issuer."



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       14.    Purchase Option.

              (a) Whenever the Employee ceases to be employed by the Company for any reason or no reason, with or without cause, prior to the first sale by the Company of its Common Stock pursuant to the filing of a Registration Statement with the SEC, the Company shall have the right and option (the "Purchase Option") to purchase from the Employee for a sum equal to the fair market value on the date the Employee ceases to be employed by the Company (the "Option Price"), any shares of the capital stock of the Company held by the Employee including without limitation shares of Common Stock which were purchased pursuant to this Incentive Stock Option Agreement. "Fair market value" shall be determined, for purposes of Sections 14 and 15 inclusive hereof, in accordance with any valuation of the Company and/or its Common Stock (or other capital stock, as applicable) which is completed within one year prior to the time the Employee ceases to be employed by the Company or within three months thereafter and which is available to the Board of Directors of the Company (including valuation of Common Stock for any Company employee benefit plan). If such a valuation has not been completed within such time period, "fair market value" will be as determined in good faith by the Board of Directors.

       15.    Exercise of Purchase Option and Closing.

              (a) The Company may exercise the Purchase Option by delivering or mailing to the Employee (or his estate), in accordance with Section 16(b), within 90 days after the termination of the employment of the Employee with the Company, a written notice of exercise of the Purchase Option. Such notice shall specify the number of Shares and other capital stock to be purchased. If and to the extent the Purchase Option is not so exercised by the giving of such a notice within such 90-day period, the Purchase Option shall automatically expire and terminate effective upon the expiration of such 90-day period.

              (b) Within 30 days after his receipt of the Company's notice of the exercise of the Purchase Option pursuant to subsection (a) above, the Employee (or his estate) shall tender to the Company at its principal offices the certificate or certificates representing the Shares and other capital stock which the corporation has elected to purchase, duly endorsed in blank by the Employee or with duly endorsed stock powers attached thereto, all in form suitable for the transfer of such Shares and other capital stock to the Company. Promptly upon its receipt of such certificate or certificates, the Company shall deliver or mail to the Employee a check in the amount of the aggregate Option Price therefor.

              (c) After the time at which any Shares and other capital stock are required to be delivered to the Company for transfer to the Company pursuant to subsection (b) above, the Company shall not pay any dividend to the Employee on account of such Shares and other capital stock or permit the Employee to exercise any of the privileges or rights of a stockholder with respect to such Shares and other capital stock, but shall, insofar as permitted by law, treat the Company as the owner of such Shares and other capital stock.

              (d) The Option Price may be payable, at the option of the Company, in cancellation of all or a portion of any outstanding indebtedness of the Employee to the Company or in cash (by check) or both.

              (e) The Company shall not purchase any fraction of a Share upon exercise of



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the Purchase Option, and any fraction of a Share resulting from a computation made pursuant to Section 14 of this Agreement shall be rounded to the nearest whole Share (with any one-half Share being rounded upward).

       16.    Miscellaneous.

              (a) Except as provided herein, this option may not be amended or otherwise modified unless evidenced in writing and signed by the Company and the Optionee.

              (b) All notices under this option shall be mailed or delivered by hand to the parties at their respective addresses set forth beneath their names below or at such other address as may be designated in writing by either of the parties to one another.

              (c) This option shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia, except that all corporate actions taken by the Company shall be governed by Delaware's General Corporate Law.

Date of Grant:                            Enterworks, Inc.

[DATE]

                                          By:
                                              ---------------------------
                                                      Robert Lewis
                                          Title:      President
                                          Address:    19886 Ashburn Road
                                                      Ashburn, VA 20147




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                              OPTIONEE'S ACCEPTANCE


       The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company's 1996 Stock Option Plan.

                                         OPTIONEE


                                         -----------------------------


                                         Address:
                                                 ----------------------

                                                 ----------------------



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